EXHIBIT 99.1

Encore Bancshares Reports Third Quarter 2008 Net Earnings of $228,000, or $.02 Per Diluted Share

HOUSTON, Oct. 24, 2008 (GLOBE NEWSWIRE) -- Encore Bancshares, Inc. (Nasdaq:EBTX) today announced its financial results for the third quarter of 2008.

 * Improved net interest margin by 48 basis points to 3.34% compared with the third quarter of 2007 and by 21 basis points compared with the second quarter of 2008.
 * Improved the efficiency ratio to 67.59% compared with 74.03% for the third quarter of 2007.
 * Built reserves by $2.3 million, or $0.14 per diluted share, which increased the allowance for loan losses to total loans from 1.03%
   at June 30, 2008 to 1.22% at September 30, 2008.
 * Maintained Tier 1 Capital at $147.1 million, or 12.58%, at
   September 30, 2008.

"I am very pleased with the significant improvement in our net interest margin and in our efficiency ratio in the third quarter," said James S. D'Agostino, Jr., Chairman and Chief Executive Officer. "We have continued to improve our key metrics, strengthen our loan loss reserves and maintain our strong capital position. We are well positioned to take advantage of the opportunities that uncertainty and change create. I am very proud of our experienced professionals who provide personalized service and foster long-term relationships with our clients."

Earnings

For the three months ended September 30, 2008, net earnings were $228,000, or $0.02 per diluted share, compared with $2.2 million, or $0.22 per diluted share, for the same period of 2007. During the quarter, we made an additional provision for loan losses of $2.3 million, which increased our allowance for loan losses to period end loans to 1.22% at September 30, 2008 from 1.03% at June 30, 2008. We believe this increase in the allowance for loan losses was prudent given the challenging economy and credit environment. Excluding this additional provision, net earnings would have been $1.7 million, or $0.16 per diluted share. Net earnings were positively impacted by a $2.5 million, or 28.0%, improvement in net interest income and a $416,000, or 3.3%, decline in noninterest expense, but these improvements were offset by a rise in credit costs.

For the nine months ended September 30, 2008, net earnings were $1.9 million, or $0.17 per diluted share, compared with $5.7 million, or $0.64 per diluted share for the same period of 2007. Net interest income increased $7.6 million, or 30.7%, but this increase was offset by higher credit costs and a reduction in mortgage banking income.

Net Interest Income

Net interest income for the third quarter of 2008 was a record $11.6 million, an increase of $2.5 million, or 28.0%, compared with the third quarter of 2007. The net interest margin expanded 48 basis points to 3.34%. For the nine months ended September 30, 2008, net interest income was $32.3 million, an increase of $7.6 million, or 30.7%, compared with the same period of 2007. The net interest margin improved 45 basis points to 3.14%. The improvements in both periods were due primarily to a combination of improved asset mix, as a result of average loan growth of approximately 22% in the quarter, and a steepening yield curve, which allowed us to decrease the pricing of our deposits by an average rate that was more than the decline in average yield on our earning assets. On a linked quarter basis (compared with immediately preceding quarter), net interest income rose $763,000, or 7.0%, and the net interest margin improved 21 basis points.

Noninterest Income

Noninterest income was $6.0 million for the third quarter of 2008, a decrease of $1.5 million, or 20.6%, compared with the same period of 2007. Noninterest income for the nine months ended September 30, 2008 was $18.8 million, a decrease of $5.9 million, or 23.8%, compared with the same period of 2007. The decrease in both periods was due primarily to lower mortgage banking income, resulting from our decision to discontinue second mortgage sales in the third quarter of 2007.

Noninterest Expense

Noninterest expense was $12.1 million for the third quarter of 2008, a decrease of $416,000, or 3.3%, compared with the same period of 2007. Noninterest expense was $37.9 million for the nine months ended September 30, 2008, a decrease of $293,000, or 0.8%, compared with the same period of 2007. The reduction in both periods was due principally to a combination of compensation, advertising and outside data processing expense reduction initiatives.

Segment Earnings

On a segment basis, our wealth management group showed net earnings of $794,000 for the third quarter of 2008, a decrease of $121,000, or 13.2%, compared with the same period of 2007. The decrease in net earnings was due primarily to a 6.6% decrease in assets under management, reflecting the declining valuation of the stock market. Our banking segment lost $620,000 for the third quarter of 2008, compared with net earnings of $1.3 million for the same period of 2007. Net interest income improved $2.6 million, or 27.4%, but this increase was more than offset by lower mortgage banking income and by higher credit costs. Our insurance group had net earnings of $265,000 for the third quarter of 2008, compared with $316,000 for the same period of 2007. The decrease in net earnings was due primarily to a soft property and casualty market, resulting in lower commission fee income.

Loans

Period end loans were $1.2 billion at September 30, 2008, up $168.3 million, or 16.3%, compared with September 30, 2007, and up $29.3 million, or 2.5%, on a linked quarter basis. Average loans were $1.2 billion for the third quarter of 2008, an increase of $213.0 million, or 21.9%, compared with the same period of 2007.

Deposits

Period end deposits were $1.0 billion at September 30, 2008, up $6.3 million, or 0.6%, compared with September 30, 2007, and down $16.3 million, or 1.5%, on a linked quarter basis. Deposits decreased during the third quarter due primarily to the strategic decision to focus on profitability and not match some competitors' aggressive deposit pricing. Noninterest-bearing deposits were $121.1 million at September 30, 2008, an increase of $5.4 million, or 4.6%, compared with September 30, 2007. Average deposits were $1.0 billion for the third quarter of 2008, an increase of $30.9 million, or 3.1%, compared with the same period of 2007.

Credit Quality and Capital Ratios

The provision for loan losses was $5.2 million in the third quarter of 2008, an increase of $4.2 million compared with the same period of 2007. The increase in the provision reflected growth in the loan portfolio, the overall credit environment, and higher net charge-offs during the quarter. The provision for loan losses included $2.3 million to build the loan loss reserve in light of the current and anticipated economic conditions and credit environment. Net charge-offs for the third quarter of 2008 were $2.7 million, or 0.90% of average total loans on an annualized basis, compared with $465,000, or 0.19% of average total loans for the third quarter of 2007. The allowance for loan losses was $14.6 million, or 1.22% of total loans at September 30, 2008, compared with $10.7 million, or 1.04% of total loans at September 30, 2007.

At September 30, 2008, nonperforming assets, including loans past due 90 days and still accruing, were $23.4 million, or 1.95% of total loans and investment in real estate, compared with $14.4 million, or 1.23% of total loans and investment in real estate at June 30, 2008, and $9.5 million, or 0.92% of total loans and investment in real estate at September 30, 2007. At September 30, 2008, nonaccrual loans were $21.1 million, compared with $12.1 million at June 30, 2008. The increase in nonaccrual loans was due primarily to three residential construction loans in Houston. Loans 90 days past due or more and still accruing were $23,000 at September 30, 2008, compared with $240,000 at June 30, 2008. Investment in real estate was $2.2 million at September 30, 2008 compared with $2.1 million at June 30, 2008.

As of September 30, 2008, our Tier 1 risked-based, total risked-based, and leverage capital ratios were 12.58%, 13.87% and 10.18%, respectively, and Encore Bank was considered "well capitalized" pursuant to regulatory capital definitions.

Conference Call

A conference call will be held on Friday, October 24, 2008 at 10:00 a.m., Central time, to discuss third quarter 2008 results. A question and answer session will follow the prepared remarks. Individuals may access the call by dialing 1-877-681-3371, or access the live webcast by visiting www.encorebank.com/investorrelations.shtml

About Encore Bancshares, Inc.

Encore Bancshares, Inc. is a financial holding company headquartered in Houston, Texas and offers a broad range of banking, wealth management and insurance services through Encore Bank, N.A., and its affiliated companies. Encore Bank operates 11 private client offices in the Greater Houston area and six in southwest Florida. Headquartered in Houston and with $1.5 billion in assets, Encore Bank builds relationships with professional firms, privately-owned businesses, investors and affluent individuals. Encore Bank offers a full range of business and personal banking products and services, as well as financial planning, wealth management, trust and insurance products through its trust division, Encore Trust, and its affiliated companies, Linscomb & Williams and Town & Country Insurance. Products and services offered by Encore Bank's affiliates are not FDIC insured. The Company's common stock is listed on the NASDAQ Global Market under the symbol "EBTX".

The Encore Bancshares, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4257

This press release contains certain financial information determined by methods other than in accordance with GAAP. Encore's management believes these non-GAAP financial measures provide information useful to investors in understanding our financial results and facilitates comparisons with the performance of peers within the financial services industry. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP.

This press release contains certain forward-looking information about Encore Bancshares that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: competitive pressure among financial institutions; volatility and disruption in national and international financial markets; government intervention in the U.S. financial system; our ability to expand and grow our businesses and operations and to realize the cost savings and revenue enhancements expected from such activities; a deterioration of credit quality or a reduced demand for credit; changes in the interest rate environment; the continued service of key management personnel; our ability to attract, motivate and retain key employees; general economic conditions, either nationally, regionally or in the market areas in which we operate; legislative or regulatory developments or changes in laws; changes in the securities markets and other risks that are described from time to time in our 2007 Annual Report on Form 10-K and other reports and documents filed with the Securities and Exchange Commission.

                   Encore Bancshares, Inc. and Subsidiaries

                            FINANCIAL HIGHLIGHTS

          (Unaudited, amounts in thousands, except per share data)

                                 As of and for the   As of and for the
                                Three Months Ended   Nine Months Ended
                                    September 30,      September 30,
                                 -----------------   -----------------
                                  2008      2007      2008      2007
                                 -------   -------   -------   -------

 Earnings Statement Data:
 Interest income                 $20,481   $21,032   $61,078   $60,187
 Interest expense                  8,873    11,966    28,746    35,443
                                 -------   -------   -------   -------
   Net interest income            11,608     9,066    32,332    24,744
 Provision for loan losses         5,249     1,008    10,527     2,853
                                 -------   -------   -------   -------
   Net interest income after
    provision for loan losses      6,359     8,058    21,805    21,891
 Noninterest income                5,975     7,521    18,812    24,697
 Noninterest expense              12,073    12,489    37,947    38,240
                                 -------   -------   -------   -------
   Net earnings before
    income taxes                     261     3,090     2,670     8,348
 Income tax expense                   33       842       791     2,667
                                 -------   -------   -------   -------
 Net earnings                    $   228   $ 2,248   $ 1,879   $ 5,681
                                 =======   =======   =======   =======

 Common Share Data:
 Basic earnings per share        $  0.02   $  0.24   $  0.19   $  0.70
 Diluted earnings per share         0.02      0.22      0.17      0.64
 Book value per share              15.73     15.36     15.73     15.36
 Tangible book value per share     12.39     11.91     12.39     11.91

 Average common
  shares outstanding               9,895     9,347     9,876     8,160
 Diluted average common shares
  outstanding                     10,771    10,156    10,755     8,836
 Shares outstanding
  at end of period                10,238    10,120    10,238    10,120

 Selected Performance Ratios:
 Return on average assets           0.06%     0.66%     0.17%     0.58%
 Return on average equity           0.56%     6.20%     1.56%     6.31%
 Return on average
  tangible equity                   0.71%     8.20%     1.99%     8.93%
 Net interest margin                3.34%     2.86%     3.14%     2.69%
 Efficiency ratio                  67.59%    74.03%    73.09%    75.80%
 Noninterest income
  to total revenue                 33.98%    45.34%    36.78%    49.95%

                Encore Bancshares, Inc. and Subsidiaries

                        CONSOLIDATED BALANCE SHEETS

          (Unaudited, dollars in thousands, except per share data)

             Sept 30,    June 30,    March 31,    Dec 31,    Sept 30,
               2008        2008        2008        2007        2007
            ----------  ----------  ----------  ----------  ----------

   ASSETS
 Cash and
  due from
  banks     $   21,005  $   21,954  $   16,608  $   18,817  $   19,044
 Interest
  -bearing
  deposits
  in banks      13,471      28,297      40,328      18,581       1,804
 Federal
  funds sold
  and other      5,562      10,716      58,769      41,017     100,630
            ----------  ----------  ----------  ----------  ----------
   Cash and
    cash
    equiv-
    alents      40,038      60,967     115,705      78,415     121,478
 Securities
  available
  -for-sale,
  at
  estimated
  fair value    57,077      41,508      12,108      12,207      12,205
 Securities
  held-to-
  maturity,
  at
  amortized
  cost         100,329     107,424     123,133     134,056     140,507
 Mortgages
  held
  -for-sale        448          --       1,928       1,396       2,244
 Loans
  receivable 1,198,445   1,169,151   1,156,501   1,097,268   1,030,133
 Allowance
  for loan
  losses       (14,620)    (12,054)    (11,603)    (11,161)    (10,711)
            ----------  ----------  ----------  ----------  ----------
   Net loans
    receiv-
    able     1,183,825   1,157,097   1,144,898   1,086,107   1,019,422
 Federal
  Home Loan
  Bank of
  Dallas
  stock, at
  cost          10,513       7,943       6,987       5,880       5,805
 Investment
  in real
  estate         2,215       2,063       2,078         835         731
 Premises
  and
  equipment,
  net           17,688      17,050      16,789      16,831      15,814
 Goodwill       27,975      27,975      27,969      27,942      27,922
 Other
  intangible
  assets,
  net            6,218       6,406       6,592       6,780       6,991
 Cash
  surrender
  value of
  life
  insurance
  policies      14,539      14,398      14,256      14,091      13,951
 Accrued
  interest
  receivable
  and other
  assets        17,358      17,882      16,183      16,657      16,062
            ----------  ----------  ----------  ----------  ----------
            $1,478,223  $1,460,713  $1,488,626  $1,401,197  $1,383,132
            ==========  ==========  ==========  ==========  ==========

  LIABILITIES
   AND
   SHAREHOLDERS'
   EQUITY

 Deposits:
  Noninterest
   -bearing $  121,100  $  123,594  $  129,983  $  106,382  $  115,742
  Interest
   -bearing    917,379     931,149     981,164     934,992     916,442
            ----------  ----------  ----------  ----------  ----------
   Total
    deposits 1,038,479   1,054,743   1,111,147   1,041,374   1,032,184
 Borrowings
  and
  repurchase
  agreements   249,426     212,257     188,845     173,395     166,359
 Junior
  subord-
  inated
  debentures    20,619      20,619      20,619      20,619      20,619
 Accrued
  interest
  payable
  and other
  liabil-
  ities          8,690      12,882       8,604       8,330       8,538
            ----------  ----------  ----------  ----------  ----------
   Total
    liabil-
    ities    1,317,214   1,300,501   1,329,215   1,243,718   1,227,700

 Commitments
  and
  contin-
  gencies           --          --          --          --           -
 Share-
  holders'
  equity:
   Preferred
    stock           --          --          --          --           -
   Common
    stock       10,243      10,240      10,158      10,128      10,124
   Additional
    paid-in
    capital    109,488     109,169     108,813     108,173     107,954
   Retained
    earnings    41,642      41,414      40,933      39,763      38,060
   Common
    stock in
    treasury,
    at cost        (98)        (98)        (69)        (69)        (69)
   Accum-
    ulated
    other
    compre-
    hensive
    loss          (266)       (513)       (424)       (516)       (637)
            ----------  ----------  ----------  ----------  ----------
   Total
    share-
    holders'
    equity     161,009     160,212     159,411     157,479     155,432
            ----------  ----------  ----------  ----------  ----------
            $1,478,223  $1,460,713  $1,488,626  $1,401,197  $1,383,132
            ==========  ==========  ==========  ==========  ==========

 Ratios and
  Per Share
  Data:
 Leverage
  ratio          10.18%      10.07%      10.31%      10.47%      10.71%
 Tier 1
  risk-based
  capital
  ratio          12.58%      12.82%      12.91%      13.59%      14.20%
 Total
  risk-based
  capital
  ratio          13.87%      13.87%      13.94%      14.65%      15.28%
 Book value
  per share $    15.73  $    15.65     $ 15.70  $    15.56     $ 15.36
 Tangible
  book value
  per share      12.39       12.30       12.30       12.13       11.91
 Tangible
  common
  equity to
  tangible
  assets          8.78%       8.82%       8.59%       8.98%       8.94%

            Encore Bancshares, Inc. and Subsidiaries

               CONSOLIDATED STATEMENTS OF EARNINGS

    (Unaudited, amounts in thousands, except per share data)

                          Three Months Ended
               ---------------------------------------  Nine Months
                Sept    June   March    Dec     Sept   Ended Sept 30,
                 30,     30,     31,     31,     30,   ---------------
                2008    2008    2008    2007    2007    2008    2007
               ------- ------- ------- ------- ------- ------- -------
 Interest income:
  Loans,
   including
   fees        $18,738 $18,238 $18,378 $18,536 $17,309 $55,354 $49,463
  Mortgages
   held-for
   -sale            13      25      32      64   1,346      70   3,669
  Securities     1,469   1,250   1,319   1,442   1,463   4,038   5,481
  Federal funds
   sold and
   other           261     552     803   1,198     914   1,616   1,574
               ------- ------- ------- ------- ------- ------- -------

  Total
   interest
   income       20,481  20,065  20,532  21,240  21,032  61,078  60,187
 Interest
  expense:
  Deposits       6,458   7,123   8,542   9,731   9,947  22,123  28,928
  Borrowings
   and
   repurchase
   agreements    2,085   1,767   1,755   1,710   1,651   5,607   5,319
  Junior
   subordinated
   debentures      330     330     356     368     368   1,016   1,196
               ------- ------- ------- ------- ------- ------- -------

   Total
    interest
    expense      8,873   9,220  10,653  11,809  11,966  28,746  35,443
               ------- ------- ------- ------- ------- ------- -------

   Net interest
    income      11,608  10,845   9,879   9,431   9,066  32,332  24,744

 Provision for
  loan losses    5,249   3,777   1,501   1,176   1,008  10,527   2,853
               ------- ------- ------- ------- ------- ------- -------

   Net interest
    income
    after
    provision
    for loan
    losses       6,359   7,068   8,378   8,255   8,058  21,805  21,891
 Noninterest
  income:
  Trust and
   investment
   management
   fees          4,277   4,660   4,407   4,533   4,501  13,344  13,013
  Mortgage
   banking          28     135      54      95   1,167     217   5,411
  Insurance
   commissions
   and fees      1,385   1,385   1,727   1,217   1,450   4,497   4,725
  Real estate
   operations     (103)   (452)     55      63     178    (500)    303
  Net loss on
   sale of
   available-
   for-sale
   securities       (2)     --      --      --      --      (2)   (181)
  Other            390     432     434     361     225   1,256   1,426
               ------- ------- ------- ------- ------- ------- -------

   Total
    noninterest
    income       5,975   6,160   6,677   6,269   7,521  18,812  24,697
 Noninterest
  expense:
  Compensation   6,991   7,467   8,078   7,081   7,318  22,536  23,036
  Occupancy      1,477   1,485   1,438   1,428   1,438   4,400   4,336
  Equipment        494     487     531     553     506   1,512   1,523
  Advertising
   and
   promotion       187     219     204     223     328     610     795
  Outside data
   processing      762     717     694     883     884   2,173   2,596
  Professional
   fees            671     739   1,156     797     401   2,566   1,249
  Intangible
   amortization    187     188     187     209     209     562     629
  Loss on early
   debt
   extinguish-
   ment             --      --      --      --      --      --     391
  Other          1,304   1,295     989   1,193   1,405   3,588   3,685
               ------- ------- ------- ------- ------- ------- -------

   Total
    noninterest
    expense     12,073  12,597  13,277  12,367  12,489  37,947  38,240
               ------- ------- ------- ------- ------- ------- -------
   Net earnings
    before
    income
    taxes          261     631   1,778   2,157   3,090   2,670   8,348

 Income tax
  expense           33     150     608     454     842     791   2,667
               ------- ------- ------- ------- ------- ------- -------

   NET
    EARNINGS   $   228 $   481 $ 1,170 $ 1,703 $ 2,248 $ 1,879 $ 5,681
               ======= ======= ======= ======= ======= ======= =======

 Earnings Per
  Common Share:
  Basic        $  0.02 $  0.05 $  0.12 $  0.17 $  0.24 $  0.19 $  0.70
  Diluted         0.02    0.04    0.11    0.16    0.22    0.17    0.64
 Average common
  shares
  outstanding    9,895   9,886   9,846   9,808   9,347   9,876   8,160
 Diluted
  average
  common shares
  outstanding   10,771  10,780  10,714  10,661  10,156  10,755   8,836

             Encore Bancshares, Inc. and Subsidiaries

                AVERAGE CONSOLIDATED BALANCE SHEETS

                (Unaudited, dollars in thousands)

                                Three Months Ended
                ------------------------------------------------------
                 Sept 30,   June 30,   March 31,   Dec 31,   Sept 30,
                   2008       2008       2008       2007       2007
                ---------- ---------- ---------- ---------- ----------
 Assets:
 Interest
  -earning
  assets:
  Loans         $1,186,606 $1,170,959 $1,119,439 $1,060,927 $  973,641
  Mortgages
   held-for-sale       596      1,151      1,465      2,693     60,959
  Securities       156,354    139,510    142,098    148,912    156,159
  Federal funds
   sold and
   other            40,128     82,841     89,419     98,789     68,347
                ---------- ---------- ---------- ---------- ----------
 Total interest-
  earning assets 1,383,684  1,394,461  1,352,421  1,311,321  1,259,106
 Less: Allowance
  for loan
  losses           (12,630)   (11,526)   (11,178)   (10,754)   (10,391)
 Noninterest-
  earning assets   108,224    103,918    102,266    101,783    102,667
                ---------- ---------- ---------- ---------- ----------
  Total assets  $1,479,278 $1,486,853 $1,443,509 $1,402,350 $1,351,382
                ========== ========== ========== ========== ==========

 Liabilities and
  shareholders'
  equity:
 Interest
  -bearing
  liabilities:
  Interest
   checking      $ 192,424 $  194,973  $ 182,483 $  169,823  $ 169,860
  Money market
   and savings     283,130    307,047    333,241    359,217    358,732
  Time deposits    448,983    466,199    434,597    399,224    375,896
                ---------- ---------- ---------- ---------- ----------
   Total
    interest
    -bearing
    deposits       924,537    968,219    950,321    928,264    904,488
  Borrowings and
   repurchase
   agreements      240,104    202,229    193,855    170,141    158,203
  Junior
   subordinated
   debentures       20,619     20,619     20,619     20,619     20,619
                ---------- ---------- ---------- ---------- ----------
   Total
    interest
    -bearing
    liabilities  1,185,260  1,191,067  1,164,795  1,119,024  1,083,310
                ---------- ---------- ---------- ---------- ----------
 Noninterest
  -bearing
  liabilities:
  Noninterest
   -bearing
   deposits        119,024    123,453    106,905    113,849    108,168
  Other
   liabilities      12,186     12,015     13,313     13,428     16,128
                ---------- ---------- ---------- ---------- ----------
   Total
    liabilities  1,316,470  1,326,535  1,285,013  1,246,301  1,207,606
 Shareholders'
  equity           162,808    160,318    158,496    156,049    143,776
                ---------- ---------- ---------- ---------- ----------
 Total
  liabilities
  and
  shareholders'
  equity        $1,479,278 $1,486,853 $1,443,509 $1,402,350 $1,351,382
                ========== ========== ========== ========== ==========

                 Encore Bancshares, Inc. and Subsidiaries

                        SELECTED FINANCIAL DATA

                  (Unaudited, dollars in thousands)

                 Sept 30,    June 30,  March 31,   Dec 31,   Sept 30,
 Loan Portfolio:   2008       2008       2008       2007       2007
                ---------- ---------- ---------- ---------- ----------

 Commercial:
 Commercial     $  130,484 $  127,639 $  142,259 $  127,583 $  111,072
 Commercial
  real estate      305,570    298,562    291,543    277,047    249,576
 Real estate
  construction      96,450     91,371     97,807    100,975    132,557
                ---------- ---------- ---------- ---------- ----------
  Total
   commercial      532,504    517,572    531,609    505,605    493,205
 Consumer:
 Residential
  real estate
  first lien       247,765    256,201    264,445    271,346    264,541
 Residential
  real estate
  second lien      291,933    269,409    234,623    195,583    146,719
 Home equity
  lines             79,888     79,913     78,860     79,023     76,096
 Consumer
  installment -
  indirect          16,461     18,806     21,917     25,262     29,210
 Consumer other     29,894     27,250     25,047     20,449     20,362
                ---------- ---------- ---------- ---------- ----------
  Total consumer   665,941    651,579    624,892    591,663    536,928
                ---------- ---------- ---------- ---------- ----------

   Total loans
    receivable  $1,198,445 $1,169,151 $1,156,501 $1,097,268 $1,030,133
                ========== ========== ========== ========== ==========

 Nonperforming
  Assets:
 Nonaccrual
  loans         $   21,142 $   12,118 $   14,131 $   11,208 $    8,734
 Accruing loans
  past due 90
  days or more          23        240        283      2,183         20
 Restructured
  loans                 --         --         --         --         --
                ---------- ---------- ---------- ---------- ----------
  Total
   nonperforming
   loans            21,165     12,358     14,414     13,391      8,754
                ---------- ---------- ---------- ---------- ----------
 Investment in
  real estate        2,215      2,063      2,078        835        731
                ---------- ---------- ---------- ---------- ----------
  Total
   nonperforming
   assets       $   23,380 $   14,421 $   16,492 $   14,226 $    9,485
                ========== ========== ========== ========== ==========

 Asset Quality
  Ratios:
 Nonperforming
  assets to
  total loans
  and
  investment in
  real estate         1.95%      1.23%      1.42%      1.30%      0.92%
 Net charge-offs
  to average
  loans               0.90%      1.14%      0.38%      0.27%      0.19%
 Allowance for
  loan losses to
  period end
  loans               1.22%      1.03%      1.00%      1.02%      1.04%
 Allowance for
  loan losses to
  nonperforming
  loans              69.08%     97.54%     80.50%     83.35%    122.36%

 Deposits:
 Noninterest
  -bearing
  deposits      $  121,100 $  123,594 $  129,983 $  106,382 $  115,742
 Interest
  checking         182,456    186,902    190,633    179,486    169,646
 Money market
  and savings      268,969    292,631    338,386    345,066    362,289
 Time deposits
  less than
  $100,000         192,603    198,603    201,735    193,900    175,071
                ---------- ---------- ---------- ---------- ----------
  Core deposits    765,128    801,730    860,737    824,834    822,748
                ---------- ---------- ---------- ---------- ----------
 Time deposits
  $100,000
  and greater      245,018    239,556    233,462    201,932    194,619
 Brokered
  deposits          28,333     13,457     16,948     14,608     14,817
                ---------- ---------- ---------- ---------- ----------
  Total
   deposits     $1,038,479 $1,054,743 $1,111,147 $1,041,374 $1,032,184
                ========== ========== ========== ========== ==========

 Assets Under
  Management    $2,607,702 $2,736,790 $2,737,603 $2,784,617 $2,792,894
                ========== ========== ========== ========== ==========

                 Encore Bancshares, Inc. and Subsidiaries

                         ALLOWANCE FOR LOAN LOSSES

                    (Unaudited, dollars in thousands)

                                  Three Months Ended
                  ----------------------------------------------------
                  Sept 30,   June 30,   March 31,   Dec 31,   Sept 30,
                    2008       2008       2008       2007       2007
                  --------   --------   --------   --------   --------
 Allowance
  for loan losses
  at beginning of
  quarter         $ 12,054   $ 11,603   $ 11,161   $ 10,711   $ 10,168

 Charge-offs:
 Commercial:
  Commercial          (301)    (2,119)      (231)       (20)       (42)
  Commercial
   real estate        (407)      (289)       (80)        --         --
  Real estate
   construction       (356)       (57)        (9)       (79)        --
                  --------   --------   --------   --------   --------
   Total
    commercial      (1,064)    (2,465)      (320)       (99)       (42)
                  --------   --------   --------   --------   --------

 Consumer:
  Residential
   real estate
   first lien         (256)      (193)       (43)       (66)      (124)
  Residential
   real estate
   second lien        (417)      (151)      (377)       (44)      (216)
  Home
   equity lines       (831)      (463)       (42)      (299)       (25)
  Consumer
   installment
   - indirect         (254)      (200)      (297)      (360)      (307)
  Consumer other       (23)        (5)       (29)       (45)       (13)
                  --------   --------   --------   --------   --------
   Total consumer   (1,781)    (1,012)      (788)      (814)      (685)
                  --------   --------   --------   --------   --------

   Total
    charge-offs     (2,845)    (3,477)    (1,108)      (913)      (727)
                  --------   --------   --------   --------   --------

 Recoveries:
 Commercial:
  Commercial             8          9         11         40          6
  Commercial
   real estate          --          6         --         --         --
  Real estate
   construction         --         --         --         --         --
                  --------   --------   --------   --------   --------
   Total
    commercial           8         15         11         40          6
                  --------   --------   --------   --------   --------

 Consumer:
  Residential
   real estate
   first lien            3         19          1         22         12
  Residential
   real estate
   second lien          54          3          2         --        145
  Home equity
   lines                 4         --          2         --         --
  Consumer
   installment
   - indirect           81         37          6        109         76
  Consumer other        12         77         27         16         23
                  --------   --------   --------   --------   --------
   Total consumer      154        136         38        147        256
                  --------   --------   --------   --------   --------

   Total
    recoveries         162        151         49        187        262
                  --------   --------   --------   --------   --------

   Net
    charge-offs     (2,683)    (3,326)    (1,059)      (726)      (465)
                  --------   --------   --------   --------   --------

 Provision for
  loan losses        5,249      3,777      1,501      1,176      1,008
                  --------   --------   --------   --------   --------

 Allowance for
  loan losses at
  end of quarter  $ 14,620   $ 12,054   $ 11,603   $ 11,161   $ 10,711
                  ========   ========   ========   ========   ========

                  Encore Bancshares, Inc. and Subsidiaries

                           SEGMENT OPERATIONS

                    (Unaudited, dollars in thousands)

                      As of and for the Three Months Ended
            ----------------------------------------------------------
             Sept 30,     June 30,   March 31,    Dec 31,    Sept 30,
               2008        2008        2008        2007        2007
            ----------  ----------  ----------  ----------  ----------
 Banking
  Net
   interest
   income   $   11,871  $   11,116  $   10,130  $    9,674  $    9,315
  Provision
   for loan
   losses        5,249       3,777       1,501       1,176       1,008
  Noninterest
   income          300          66         519         509       1,559
  Noninterest
   expense       7,988       8,823       9,103       8,378       8,338
            ----------  ----------  ----------  ----------  ----------
  Earnings
   (loss)
   before
   income
   taxes        (1,066)     (1,418)         45         629       1,528
  Income tax
   expense
   (benefit)      (446)       (586)        (15)        103         261
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings
   (loss)   $     (620) $     (832) $       60  $      526  $    1,267
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $1,481,311  $1,472,045  $1,500,462  $1,411,934  $1,392,156
            ==========  ==========  ==========  ==========  ==========

 Wealth
  Management
  Net
   interest
   income   $       51  $       37  $       64  $       89  $       82
  Noninterest
   income        4,277       4,660       4,407       4,533       4,501
  Noninterest
   expense       3,083       2,725       3,070       3,042       3,137
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes         1,245       1,972       1,401       1,580       1,446
  Income tax
   expense         451         709         504         460         531
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      794  $    1,263  $      897  $    1,120  $      915
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $   49,263  $   48,146  $   47,444  $   46,270  $   45,425
            ==========  ==========  ==========  ==========  ==========

 Insurance
  Net
   interest
   income   $       16  $       22  $       41  $       36  $       37
  Noninterest
   income        1,398       1,458       1,732       1,222       1,460
  Noninterest
   expense       1,002       1,049       1,104         947       1,014
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes           412         431         669         311         483
  Income tax
   expense         147         154         240          73         167
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      265  $      277  $      429  $      238  $      316
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $    6,997  $   13,188  $   10,143  $    9,242  $    9,219
            ==========  ==========  ==========  ==========  ==========

 Other
  Net
   interest
   expense  $     (330) $     (330) $     (356) $     (368) $     (368)
  Noninterest
   income           --         (24)         19           5           1
  Noninterest
   expense          --          --          --          --          --
            ----------  ----------  ----------  ----------  ----------
  Loss before
   income
   taxes          (330)       (354)       (337)       (363)       (367)
  Income tax
   benefit        (119)       (127)       (121)       (182)       (117)
            ----------  ----------  ----------  ----------  ----------
  Net loss  $     (211) $     (227) $     (216) $     (181) $     (250)
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $  (59,348) $  (72,666) $  (69,423) $  (66,249) $  (63,668)
            ==========  ==========  ==========  ==========  ==========

 Consolidated
  Net
   interest
   income   $   11,608  $   10,845  $    9,879  $    9,431  $    9,066
  Provision
   for loan
   losses        5,249       3,777       1,501       1,176       1,008
  Noninterest
   income        5,975       6,160       6,677       6,269       7,521
  Noninterest
   expense      12,073      12,597      13,277      12,367      12,489
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes           261         631       1,778       2,157       3,090
  Income tax
   expense          33         150         608         454         842
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      228  $      481  $    1,170  $    1,703  $    2,248
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $1,478,223  $1,460,713  $1,488,626  $1,401,197  $1,383,132
            ==========  ==========  ==========  ==========  ==========

                                                As of and for the Nine
                                                     Months Ended
                                                     September 30,
                                                ----------------------
                                                   2008        2007
                                                ----------  ----------
 Banking
  Net interest income                           $   33,117  $   25,608
  Provision for loan losses                         10,527       2,853
  Noninterest income                                   885       6,847
  Noninterest expense                               25,914      25,644
                                                ----------  ----------
  Earnings (loss) before income taxes               (2,439)      3,958
  Income tax expense (benefit)                      (1,047)      1,027
                                                ----------  ----------
  Net earnings (loss)                           $   (1,392) $    2,931
                                                ==========  ==========
  Total assets at quarter end                   $1,481,311  $1,392,156
                                                ==========  ==========

 Wealth Management
  Net interest income                           $      152  $      232
  Noninterest income                                13,344      13,013
  Noninterest expense                                8,878       9,152
                                                ----------  ----------
  Earnings before income taxes                       4,618       4,093
  Income tax expense                                 1,664       1,481
                                                ----------  ----------
  Net earnings                                  $    2,954  $    2,612
                                                ==========  ==========
  Total assets at quarter end                   $   49,263  $   45,425
                                                ==========  ==========

 Insurance
  Net interest income                           $       79  $      100
  Noninterest income                                 4,588       4,813
  Noninterest expense                                3,155       3,053
                                                ----------  ----------
  Earnings before income taxes                       1,512       1,860
  Income tax expense                                   541         671
                                                ----------  ----------
  Net earnings                                  $      971  $    1,189
                                                ==========  ==========
  Total assets at quarter end                   $    6,997  $    9,219
                                                ==========  ==========

 Other
  Net interest expense                          $   (1,016) $   (1,196)
  Noninterest income                                    (5)         24
  Noninterest expense                                   --         391
                                                ----------  ----------
  Loss before income taxes                          (1,021)     (1,563)
  Income tax benefit                                  (367)       (512)
                                                ----------  ----------
  Net loss                                      $     (654) $   (1,051)
                                                ==========  ==========
  Total assets at quarter end                   $  (59,348) $  (63,668)
                                                ==========  ==========

 Consolidated
  Net interest income                           $   32,332  $   24,744
  Provision for loan losses                         10,527       2,853
  Noninterest income                                18,812      24,697
  Noninterest expense                               37,947      38,240
                                                ----------  ----------
  Earnings before income taxes                       2,670       8,348
  Income tax expense                                   791       2,667
                                                ----------  ----------
  Net earnings                                  $    1,879  $    5,681
                                                ==========  ==========
  Total assets at quarter end                   $1,478,223  $1,383,132
                                                ==========  ==========

                 Encore Bancshares, Inc. and Subsidiaries

                              YIELD ANALYSIS

                    (Unaudited, dollars in thousands)

                                    Three Months Ended September 30,
                                  ------------------------------------
                                                  2008
                                  ------------------------------------
                                   Average      Interest     Average
                                 Outstanding    Income/       Yield/
                                   Balance      Expense        Rate
                                  ----------   ----------   ----------
 Assets:
 Interest-earning assets:
   Loans                          $1,186,606   $   18,738         6.28%
   Mortgages held-for-sale               596           13         8.68%
   Securities                        156,354        1,469         3.74%
   Federal funds sold and other       40,128          261         2.59%
                                  ----------   ----------
 Total interest-earning assets     1,383,684       20,481         5.89%
 Less: Allowance for loan losses     (12,630)
 Noninterest-earning assets          108,224
                                  ----------
   Total assets                   $1,479,278
                                  ==========

 Liabilities and
  shareholders' equity:
 Interest-bearing liabilities:
   Interest checking               $ 192,424   $      610         1.26%
   Money market and savings          283,130        1,217         1.71%
   Time deposits                     448,983        4,631         4.10%
                                  ----------   ----------
     Total interest-bearing
      deposits                       924,537        6,458         2.78%
   Borrowings and
    repurchase agreements            240,104        2,085         3.45%
   Junior subordinated debentures     20,619          330         6.37%
                                  ----------   ----------
     Total interest-bearing
      liabilities                  1,185,260        8,873         2.98%
                                  ----------   ----------
 Noninterest-bearing liabilities:
   Noninterest-bearing deposits      119,024
   Other liabilities                  12,186
                                  ----------
       Total liabilities           1,316,470
 Shareholders' equity                162,808
                                  ----------
 Total liabilities
  and shareholders' equity        $1,479,278
                                  ==========

 Net interest income                           $   11,608
                                               ==========

 Net interest spread                                              2.91%
 Net interest margin                                              3.34%

                                  ------------------------------------
                                                  2007
                                  ------------------------------------
                                   Average      Interest      Average
                                 Outstanding     Income/       Yield/
                                   Balance       Expense        Rate
                                  ----------   ----------   ----------
 Assets:
 Interest-earning assets:
   Loans                          $  973,641   $   17,309         7.05%
   Mortgages held-for-sale            60,959        1,346         8.76%
   Securities                        156,159        1,463         3.72%
   Federal funds sold and other       68,347          914         5.31%
                                  ----------   ----------
 Total interest-earning assets     1,259,106       21,032         6.63%
 Less: Allowance for loan losses     (10,391)
 Noninterest-earning assets          102,667
                                  ----------
   Total assets                   $1,351,382
                                  ==========

 Liabilities and
  shareholders' equity:
 Interest-bearing liabilities:
   Interest checking              $  169,860   $    1,347         3.15%
   Money market and savings          358,732        3,907         4.32%
   Time deposits                     375,896        4,693         4.95%
                                  ----------   ----------
     Total interest-bearing
      deposits                       904,488        9,947         4.36%
   Borrowings and
    repurchase agreements            158,203        1,651         4.14%
   Junior subordinated debentures     20,619          368         7.08%
                                  ----------   ----------
     Total interest-bearing
      liabilities                  1,083,310       11,966         4.38%
                                  ----------   ----------
 Noninterest-bearing liabilities:
   Noninterest-bearing deposits      108,168
   Other liabilities                  16,128
                                  ----------
       Total liabilities           1,207,606
 Shareholders' equity                143,776
                                  ----------
 Total liabilities
  and shareholders' equity        $1,351,382
                                  ==========

 Net interest income                           $    9,066
                                               ==========

 Net interest spread                                              2.25%
 Net interest margin                                              2.86%

                    Encore Bancshares, Inc. and Subsidiaries

                                YIELD ANALYSIS

                     (Unaudited, dollars in thousands)

                          Nine Months Ended September 30,
                                  ------------------------------------
                                                  2008
                                  ------------------------------------
                                   Average      Interest      Average
                                 Outstanding     Income/       Yield/
                                   Balance      Expense        Rate
                                  ----------   ----------   ----------
 Assets:
 Interest-earning assets:
   Loans                          $1,159,102   $   55,354         6.38%
   Mortgages held-for-sale             1,069           70         8.75%
   Securities                        146,025        4,038         3.69%
   Federal funds sold and other       70,684        1,616         3.05%
                                  ----------   ----------
 Total interest-earning assets     1,376,880       61,078         5.93%
 Less: Allowance for loan losses     (11,781)
 Noninterest-earning assets          104,815
                                  ----------
   Total assets                   $1,469,914
                                  ==========

 Liabilities, shareholders'
  equity and puttable
  common stock:
 Interest-bearing liabilities:
   Interest checking              $  189,969   $    2,204         1.55%
   Money market and savings          307,716        4,960         2.15%
   Time deposits                     449,923       14,959         4.44%
                                  ----------   ----------
     Total interest-bearing
      deposits                       947,608       22,123         3.12%
   Borrowings and
    repurchase agreements            212,165        5,607         3.53%
   Junior subordinated debentures     20,619        1,016         6.58%
                                  ----------   ----------
     Total interest-bearing
      liabilities                  1,180,392       28,746         3.25%
                                  ----------   ----------
 Noninterest-bearing liabilities:
   Noninterest-bearing deposits      116,470
   Other liabilities                  12,503
                                  ----------
       Total liabilities           1,309,365

 Shareholders' equity and
   puttable common stock             160,549
                                  ----------
 Total liabilities,
  shareholders' equity and
  puttable common stock           $1,469,914
                                  ==========

 Net interest income                           $   32,332
                                               ==========

 Net interest spread                                              2.68%
 Net interest margin                                              3.14%

                                  ------------------------------------
                                                 2007
                                  ------------------------------------
                                   Average      Interest      Average
                                 Outstanding     Income/      Yield/
                                   Balance       Expense       Rate
                                  ----------   ----------   ----------
 Assets:
 Interest-earning assets:
   Loans                          $  943,048   $   49,463         7.01%
   Mortgages held-for-sale            55,753        3,669         8.80%
   Securities                        190,165        5,481         3.85%
   Federal funds sold and other       38,746        1,574         5.43%
                                  ----------   ----------
 Total interest-earning assets     1,227,712       60,187         6.55%
 Less: Allowance for loan losses      (9,838)
 Noninterest-earning assets          102,592
                                  ----------
   Total assets                   $1,320,466
                                  ==========

 Liabilities, shareholders' equity
  and puttable common stock:
 Interest-bearing liabilities:
   Interest checking              $  173,671   $    3,915         3.01%
   Money market and savings          344,978       11,203         4.34%
   Time deposits                     374,654       13,810         4.93%
                                  ----------   ----------
     Total interest-bearing
      deposits                       893,303       28,928         4.33%
   Borrowings and
    repurchase agreements            164,133        5,319         4.33%
   Junior subordinated debentures     20,743        1,196         7.71%
                                  ----------   ----------
     Total interest-bearing
      liabilities                  1,078,179       35,443         4.40%
                                  ----------   ----------
 Noninterest-bearing liabilities:
   Noninterest-bearing deposits      107,965
   Other liabilities                  14,015
                                  ----------
       Total liabilities           1,200,159
 Shareholders' equity and
   puttable common stock             120,307
                                  ----------
 Total liabilities,
  shareholders' equity and
  puttable common stock           $1,320,466
                                  ==========

 Net interest income                           $   24,744
                                               ==========

 Net interest spread                                              2.15%
 Net interest margin                                              2.69%

CONTACT: Encore Bancshares, Inc.
         L. Anderson Creel, Chief Financial Officer
           713.787.3138
         James S. D'Agostino, Jr., Chairman and CEO
           713.787.3103